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                                                                    EXHIBIT j(1)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees
ING Equity Trust:

We consent to the use of our report dated July 11, 2003 incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.

                                  /s/ KPMG LLP

Boston, Massachusetts
May 28, 2004